UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02;	333-141703;	333-205455;	333-141703-01;
333-167413;	333-167413-02;	333-228025	333-167413-01;
333-191359;	333-191359-02;		333-191359-01;
333-205455-01;	333-205455-02;		033-54804
333-228025-02	333-228025-01;
000-23108

DISCOVER CARD
EXECUTION NOTE	DISCOVER CARD	DISCOVER FUNDING
TRUST	MASTER TRUST I	LLC	DISCOVER BANK
(Exact name of issuing	(Exact name of issuing	(Exact name of depositor as	(Exact name of sponsor as
entity in respect of the notes	entity in respect of the	specified in charter)	specified in charter)
as specified in charter)	Series 2007-CC Collateral
Certificate)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of
incorporation or	incorporation or	incorporation or	incorporation or
organization	organization	organization	organization
of the issuing entity)	of the issuing entity)	of the depositor)	of the sponsor)

c/o Wilmington Trust
Company
Rodney Square North	c/o Discover Bank	Discover Funding LLC	Discover Bank
1100 North Market Street	12 Read’s Way	12 Read’s Way	12 Read’s Way
Wilmington, Delaware	New Castle, Delaware	New Castle, Delaware	New Castle, Delaware
19890-0001	19720	19720	19720
(Address of principal	(Address of principal	(Address of principal	(Address of principal
executive offices of the	executive offices of the	executive offices of the	executive offices of the
issuing entity)	issuing entity)	depositor)	sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreements

On October 24, 2019, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, BofA Securities, Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC (the “Class A(2019-3) Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches (the “Class A(2019-3) Notes”) pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019 (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), and a Terms Document having the date stated in the applicable Terms Agreement, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Class A(2019-3) Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 24, 2019, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into a Terms Agreement with BofA Securities, Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC with respect to the issuance of $1,000,000,000 principal amount of Class A(2019-3) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2019-3) Terms Agreement”). A copy of the Class A(2019-3) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about October 31, 2019, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, intend to enter into the Class A(2019-3) Terms Document. An unexecuted copy of the Class A(2019-3) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about October 31, 2019, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank intend to enter into a Risk Retention Agreement with respect to the Class A(2019-3) Notes (the “Class A(2019-3) Risk Retention Agreement”). An unexecuted copy of the Class A(2019-3) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Class A(2019-3) Notes, the chief executive officer of Discover Funding LLC has delivered a Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated as of October 24, 2019 (the “Class A(2019-3) Certification”). A copy of the Class A(2019-3) Certification is filed as Exhibit 36.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the issuance of the Class A(2019-3) Notes, Mayer Brown LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated October 25, 2019, regarding the legality of the Class A(2019-3) Notes upon issuance and sale thereof on or about October 31, 2019; and (ii) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated October 25, 2019, as to certain federal tax matters concerning the Class A(2019-3) Notes. A copy of the opinion as to legality is filed as Exhibit 5.1 to this Current Report on Form 8-K, and a copy of the opinion as to certain federal tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 24, 2019, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, BofA Securities, Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC with respect to the Class A(2019-3) DiscoverSeries Notes

Exhibit 1.2	Terms Agreement, dated October 24, 2019, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, BofA Securities, Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC with respect to the Class A(2019-3) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Form of Class A(2019-3) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 4.2	Form of Risk Retention Agreement, among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the Class A(2019-3) DiscoverSeries Notes

Exhibit 5.1	Opinion of Mayer Brown LLP as to the legality of the Class A(2019-3) DiscoverSeries Notes

Exhibit 8.1	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2019-3) DiscoverSeries Notes

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated October 24, 2019, with respect to the Class A(2019-3) DiscoverSeries Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2019

Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Numbers 333-205455 and 333-228025)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer

Discover Bank
(as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Assistant Treasurer